================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           KEITHLEY INSTRUMENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           KEITHLEY INSTRUMENTS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:____________________________________

     (4) Proposed maximum aggregate value of transaction:_______________________

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:   $125
                                ------------------------------------------------

     (2) Form, schedule or registration statement no.: Schedule 14A Preliminary
                                                      --------------------------

     (3) Filing party:   Keithley Instruments, Inc.
                      ----------------------------------------------------------

     (4) Date filed:   12-16-96
                    ------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

[KEITHLEY LOGO]                                 KEITHLEY INSTRUMENTS, INC.
                                                28775 Aurora Road
                                                Solon, Ohio 44139
                                                (216) 248-0400
                                                Fax (216) 248-6168


                                                            December 26, 1996

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

     This year's Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 15, 1997, at our newly expanded Semiconductor Division facility, 30500 Bainbridge Road, Solon, Ohio. This is a different location from past years, and is located about half a mile from our headquarters.

     In addition to acting on the matters outlined in the Proxy Statement, we look forward to giving you a progress report on the first quarter which will end on December 31, 1996. As in the past, there will be an informal presentation on one of the Company's businesses.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

Sincerely yours,

     /s/ JOSEPH P. KEITHLEY

     JOSEPH P. KEITHLEY
     Chairman, President and Chief Executive Officer

--------------------------------------------------------------------------------

[KEITHLEY LOGO]                                 KEITHLEY INSTRUMENTS, INC.
                                                28775 Aurora Road
                                                Solon, Ohio 44139
                                                (216)248-0400
                                                Fax (216) 248-6168

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the company's Semiconductor Division facility, 30500 Bainbridge Road, Solon, Ohio, on Saturday, February 15, 1997, at 12:00 Noon (EST), for the following purposes:

          (1) To consider such reports as may be laid before the Annual Meeting;

          (2) To vote upon a proposal to fix the number of Directors of the Company at ten;

          (3) To elect nine members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified, leaving one vacancy to be filled by the Board of Directors at its discretion;

          (4) To vote on a proposal to amend the Keithley Instruments, Inc. 1993 Employee Stock Purchase and Dividend Reinvestment Plan to increase the number of shares available for purchase to 750,000;

          (5) To vote on a proposal to approve the Board of Directors' selection of Price Waterhouse LLP as independent accountants of the Company; and

          (6) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 17, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            /s/ James B. Griswold
                                            JAMES B. GRISWOLD
                                            Secretary

December 26, 1996

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           KEITHLEY INSTRUMENTS, INC.
                               28775 Aurora Road
                               Solon, Ohio 44139

                                PROXY STATEMENT
                                ---------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 1997

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keithley Instruments, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 15, 1997, and any postponements or adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

     Any person giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the nominees listed in the Proxy and FOR the proposals set forth in the Notice.

     This Proxy Statement and the accompanying President's letter, notice and Proxy, together with the Company's annual report to shareholders for the fiscal year ended September 30, 1996, are first being sent to shareholders on or about December 26, 1996.

                                 VOTING RIGHTS

     As of the close of business on December 17, 1996, there were outstanding 4,656,850 Common Shares, without par value, of the Company (the "Common Shares") and 2,794,278 Class B Common Shares, without par value, of the Company (the "Class B Common Shares"). The holders of the outstanding Common Shares on that date will be entitled to one vote for each share held and the holders of the outstanding Class B Common Shares on that date will be entitled to ten votes for each share held.

     The presence in person or by proxy of a majority of the votes entitled to be cast by holders of the Common Shares will constitute a quorum for the election of the three Directors to be elected separately by holders of the Common Shares (see "Election of Directors"). The presence in person or by proxy of a majority of the votes entitled to be cast by the holders of outstanding Common Shares and Class B Common Shares will constitute a quorum for the election of the remaining six Directors and for action on other matters submitted to a vote of the shareholders. The three nominees receiving the greatest number of votes of the Common Shares voting separately as a class and the six other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class will be elected as Directors. The affirmative vote of a majority of the Common Shares and the Class B Common Shares outstanding and voting together without regard to class is required for approval of each other matter to be submitted to a vote of the shareholders. Abstaining votes and broker non-votes will not count in favor of, or against, election of a nominee or approval of any matter to be voted upon by the shareholders.

     The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he or she desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling him or her to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his or her votes on the same principle among two or more nominees, as he or she sees fit. Only shareholders of record at the close of business on December 17, 1996 are entitled to notice of and to vote at this meeting.

                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 17, 1996:

                                                             CLASS B COMMON SHARES
                                    COMMON SHARES                     (1)
                               ------------------------     ------------------------
                                NUMBER OF                   NUMBER OF                    PERCENTAGE
                                 SHARES                       SHARES                     OF TOTAL
                               BENEFICIALLY    PERCENT      BENEFICIALLY    PERCENT       VOTING
 NAME OF BENEFICIAL OWNER       OWNED(2)       OF CLASS      OWNED(2)      OF CLASS        POWER
---------------------------    -----------     --------     ----------     ---------     ---------
Joseph P. Keithley.........       54,716(3)       1.2%      2,657,586 (4)     95.1%         81.7%
Kennedy Capital Management,
  Inc.(5)..................      500,000         10.7%             --           --           1.5%
First Pacific Advisors,
  Inc.(6)..................      674,000         14.5%             --           --           2.1%

---------------

(1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis. The Company may not issue any additional Class B Common Shares unless such issuance is in connection with share dividends or share splits of the Class B Common Shares.

(2) This information has been furnished by each owner. The number of shares indicated for each owner includes those shares owned of record and beneficially by such owner unless otherwise indicated.

(3) Includes 20,000 shares owned of record by a partnership of which Joseph P. Keithley serves as the general partner and 1,224 shares owned of record by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned of record by his wife.

(4) Includes 2,400,000 shares owned of record by two partnerships of which Joseph P. Keithley serves as the general partner and 192,586 shares owned of record by a charitable trust of which Joseph P. Keithley serves as trustee.

(5) Derived from information set forth on a Schedule 13G of Kennedy Capital Management, Inc. dated February 8, 1996.

(6) Derived from information set forth on a Schedule 13G of First Pacific Advisors, Inc. dated February 13, 1996.

     The business address of Mr. Keithley is 28775 Aurora Road, Solon, Ohio 44139. Kennedy Capital Management, Inc's. address is 425 N. New Ballas Road, Suite 181, St. Louis, Missouri 63141; and First Pacific Advisors, Inc.'s address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

SECURITY OWNERSHIP OF MANAGEMENT

     The beneficial ownership of Common Shares and Class B Common Shares by each of the Directors, each of the executive officers named in the Summary Compensation Table and by the executive officers and Directors of the Company as a group on December 17, 1996, is set forth in the table below:

                                                                          CLASS B
                                         COMMON SHARES                COMMON SHARES(1)
                                    ------------------------     --------------------------
                                     NUMBER OF                    NUMBER OF                      PERCENTAGE
                                      SHARES                       SHARES                            OF
         NAME AND ADDRESS           BENEFICIALLY    PERCENT      BENEFICIALLY     PERCENT       TOTAL VOTING
        OF BENEFICIAL OWNER         OWNED(2)(3)     OF CLASS      OWNED(2)        OF CLASS        POWER(3)
----------------------------------- -----------     --------     -----------     ----------     -------------
Dr. Theodore M. Alfred.............    27,800            *               --           --                *
Brian R. Bachman...................       429            *               --           --               --
James T. Bartlett..................    33,129(4)         *               --           --                *
Dr. Arden L. Bement, Jr............    10,478            *               --           --                *
James B. Griswold..................    16,620(5)         *               --           --                *
Leon J. Hendrix, Jr................    13,259            *               --           --                *
Joseph F. Keithley(6)..............    48,366(7)       1.0%          25,244            *                *
Joseph P. Keithley.................    54,716(8)       1.2%       2,657,586(9)      95.1%            81.7%
Ronald M. Rebner...................    60,222          1.3%              --           --                *
R. Elton White.....................    17,004            *               --           --                *
Hermann Hamm.......................    93,723          2.0%              --           --                *
Frederick R. Hume..................    61,825          1.3%              --           --                *
Gabriel A. Rosica..................     4,030            *               --           --                *
All officers and Directors as a
  group (16 persons including the
  above)...........................   582,188         12.0%       2,682,830         96.0%            83.6%

---------------

*Less than 1%

 (1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis. The Company may not issue any additional Class B Common Shares unless such issuance is in connection with share dividends on or share splits of the Class B Common Shares.

 (2) This information has been furnished by each Director and officer. The number of shares indicated for each such person includes those shares owned of record and beneficially by him unless otherwise indicated.

 (3) Includes Common Shares represented by options exercisable on or before February 15, 1997 by Dr. Theodore M. Alfred (3,000 shares), James T. Bartlett (3,000 shares), Dr. Arden L. Bement, Jr. (1,200 shares), James B. Griswold (3,000 shares), Leon J. Hendrix, Jr. (3,000 shares), Ronald M. Rebner (37,720 shares), R. Elton White (1,800 shares), Hermann Hamm (12,901 shares), Frederick R. Hume (58,789 shares), Gabriel A. Rosica (1,200 shares), and all officers and Directors as a group (201,563 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company's capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes shares owned under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan by Mr. Bachman (429 shares), Mr. Bartlett (2,579 shares), Dr. Bement (2,678 shares), Mr. Griswold (2,505 shares), Mr. Hendrix (2,259 shares), Mr. White (2,204 shares) and Mr. Rosica (830 shares), as to which such persons disclaim beneficial ownership.

 (4) Includes 10,500 shares owned of record by Mr. Bartlett's children and 2,050 shares owned of record by his wife. Mr. Bartlett disclaims beneficial ownership with respect to the shares owned of record by his wife.

 (5) Includes 1,125 shares owned by a trust, of which Mr. Griswold acts as co-executor.

 (6) Joseph P. Keithley's father.

 (7) Includes 8,994 shares owned of record by Joseph F. Keithley's wife, as to which shares Joseph F. Keithley disclaims beneficial ownership.

 (8) Includes 20,000 shares owned of record by a partnership for which Joseph P. Keithley serves as the general partner and 1,224 shares owned of record by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned of record by his wife.

 (9) Includes 2,400,000 shares owned of record by two partnerships for which Joseph P. Keithley serves as the general partner and 192,586 shares owned of record by a charitable trust for which Joseph P. Keithley serves as trustee.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Shares to file with the Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. The Company believes that during the fiscal year ended September 30, 1996, its officers, Directors and holders of more than 10% of the Company's Common Shares complied with all Section 16(a) filing requirements.

                             ELECTION OF DIRECTORS

     The Proxy holders named in the accompanying Proxy or their substitutes will vote the Proxies at the Annual Meeting, or any postponements or adjournments thereof, for the election as Directors of the nine nominees named below unless the shareholder, by so indicating on the Proxy, instructs that such Proxy be voted against such proposal or that the authority to vote for any one or more nominees is withheld. If the nine nominees are elected at the Annual Meeting, there will be one vacancy on the Board of Directors. The vacancy on the Board may be filled by the Directors pursuant to the Company's Code of Regulations without further action by the shareholders. The reason for electing a number of Directors fewer than the number of Directors fixed pursuant to the Company's Code of Regulations is that it is believed desirable to have a vacancy available which could be filled by the Directors without the time and expense involved in holding a special meeting of shareholders, should a person who could make a valuable contribution as a Director of the Company become available during the year. No decision has been made to fill the vacancy, nor have any candidates been considered and approved by the Board of Directors. Proxies cannot be voted at the annual meeting for a greater number of persons than the nine nominees named in this Proxy Statement, although additional nominations can be made by the shareholders at the meeting.

     Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his successor shall have been elected and qualified. Joseph P. Keithley, Chairman of the Board of Directors and President and Chief Executive Officer, is the son of Joseph F. Keithley, a Director and Founder of the Company. There are no other family relationships among the remaining members of the executive officers and Directors of the Company. Pursuant to the Company's Amended Articles of Incorporation, one-fourth (calculated to the nearest whole number) of the number of authorized directors, which presently equals three directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bartlett, Hendrix and Rebner have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining six nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together.

     If cumulative voting is in effect, the Proxy holders will have full discretion and authority to vote for any one or more of the nine nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees that will be elected to the Board.

     Each of the nominees has indicated his willingness to serve as a Director, if elected. In addition, each of the nominees is presently a member of the Board of Directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for each substitute nominee as may be named by the Board of Directors.

                             NOMINEES FOR ELECTION

       NAME AND AGE
        OF NOMINEE                          BUSINESS EXPERIENCE                 DIRECTOR SINCE
---------------------------    ---------------------------------------------    --------------
Joseph P. Keithley             Chairman of the Board of Directors since              1986
  Age 48                         1991, Chief Executive Officer since
                                 November 1993 and President since May 1994.
                                 Previously Vice Chairman of the Board of
                                 Directors from 1988 to 1991 and Executive
                                 Vice President from 1989 to 1991.
Joseph F. Keithley             Founder of the business of the Company in             1955
  Age 81                         1946, President to 1973 and Chairman of the
                                 Board of Directors from 1955 to 1991.
Ronald M. Rebner(1)            Vice President and Chief Financial Officer of         1988
  Age 52                         the Company since 1981.
Brian R. Bachman               Senior Vice President, Semiconductor and              1996
  Age 51                         Speciality Systems of Eaton Corporation
                                 since January 1996, responsible for
                                 Semiconductor Equipment Operations,
                                 Commercial and Military Controls Operations
                                 and AIL Systems, Inc., Eaton's defense
                                 electronics subsidiary. Previously Vice
                                 President, Standard Products Business Group
                                 of Philips Semiconductor, one of the
                                 world's largest semiconductor
                                 manufacturers, for Philips Electronics
                                 N.V., from 1991 through 1995.
James T. Bartlett(1)           Managing Director since 1986 of Primus                1983
  Age 59                         Venture Partners, the fund manager for
                                 Primus Capital Fund and Primus Capital Fund
                                 II, venture capital limited partnerships.
                                 Director of Oglebay Norton Company, a
                                 provider of products and services to the
                                 steelmaking and related industries.
Dr. Arden L. Bement, Jr.       Professor of Engineering and Director of              1988
  Age 64                         Midwest Superconductivity Consortium at
                                 Purdue University since 1993. Previously
                                 Vice President, Science and Technology of
                                 TRW, Inc., a manufacturer of products for
                                 the electronic, defense, space,
                                 information, automotive and energy markets,
                                 from 1980 to 1993.
James B. Griswold(2)           Partner in the law firm of Baker & Hostetler          1989
  Age 50                         since 1982.

       NAME AND AGE
        OF NOMINEE                          BUSINESS EXPERIENCE                 DIRECTOR SINCE
---------------------------    ---------------------------------------------    --------------
Leon J. Hendrix, Jr.(1)        Principal, Clayton, Dubilier & Rice, Inc., a          1990
  Age 55                         private investment firm. Previously Chief
                                 Operating Officer of the Reliance Electric
                                 Company ("Reliance") from September 1992
                                 through October 1993, and Executive Vice
                                 President of Reliance from 1989 to 1992.
                                 Director of NACCO Industries, Inc., a
                                 holding company with subsidiaries that
                                 manufacture forklift trucks, small
                                 electrical appliances, mine and market
                                 lignite coal and operate specialty retail
                                 stores, Cambrex Corp., a manufacturer of
                                 specialty chemicals and commodity chemical
                                 intermediates, WESCO Distribution, Inc., a
                                 distributor of electrical supplies,
                                 Remington Arms Co., a manufacturer and mar-
                                 keter of firearms and ammunition, and
                                 Riverwood International Corp., a leading
                                 global provider of paperboard and
                                 paperboard packaging systems.
R. Elton White                 Private Investor. Previously President of NCR         1994
  Age 54                         Corporation from 1991 to December 1993.
                                 Director of Kohl's Corporation, which owns
                                 specialty department stores, Duriron
                                 Corporation, a manufacturer of fluid
                                 handling products for process industries
                                 and Verifone, Inc., a designer and man-
                                 ufacturer of transaction automation
                                 systems.

---------------

(1) Elected by holders of Common Shares only.

(2) Baker & Hostetler served as general legal counsel to the Company during the fiscal year ended September 30, 1996 and is expected to render services in such capacity to the Company in the future.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation and Human Resources Committee and a Strategy Committee. The Board of Directors does not have a nominating committee. The Executive Committee possesses and may exercise all of the powers of the Board of Directors, to the extent permitted by law, during intervals between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions. The Audit Committee reviews the activities of the Company's independent accountants and various Company policies and practices. The Compensation and Human Resources Committee approves the grant of stock options and reviews and determines the compensation of certain key executives. The Strategy Committee reviews the appropriateness of current business and technical strategies and explores new business possibilities.

     Set forth below is the current membership of each of the above-described committees with the number of meetings held during the fiscal year ended September 30, 1996, in parentheses.

                                                          COMPENSATION AND HUMAN
       EXECUTIVE                      AUDIT                 RESOURCES COMMITTEE               STRATEGY
    COMMITTEE (NONE)             COMMITTEE (TWO)                  (THREE)                 COMMITTEE (FOUR)
------------------------    -------------------------    -------------------------    -------------------------
Joseph P. Keithley          Leon J. Hendrix, Jr.         James T. Bartlett            Dr. Arden L. Bement, Jr.
    (Chairman)                  (Chairman)                   (Chairman)                        (Chairman)
Dr. Theodore M. Alfred      Dr. Theodore M. Alfred       Dr. Arden L. Bement, Jr.     Dr. Theodore M. Alfred
James T. Bartlett           James B. Griswold            James B. Griswold            Brian R. Bachman
                                                         R. Elton White               James T. Bartlett
                                                                                      James B. Griswold
                                                                                      Leon J. Hendrix, Jr.
                                                                                      Joseph F. Keithley
                                                                                      Joseph P. Keithley
                                                                                      Ronald M. Rebner
                                                                                      R. Elton White

     The Board of Directors held four meetings during the fiscal year ended September 30, 1996. During that fiscal year, with the exceptions noted below, no incumbent Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by committees of the Board on which he served, during the periods that he served. Dr. Theodore Alfred and Leon J. Hendrix, Jr. attended 70% of the aggregate of such meetings.

     Directors who are not employees of the Company receive a quarterly fee of $2,500. Unless Chairman of a committee, such Directors receive an additional $875 for each Board meeting or committee meeting attended, except for Executive Committee meetings for which no additional monies are paid. Each Committee Chairman who is not an employee of the Company is paid $1,625 for presiding as Chairman at a Committee meeting. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan.

                      EXECUTIVE COMPENSATION AND BENEFITS

     The Company's compensation and benefit programs are designed to enable the Company to attract, retain and motivate the best possible employees to operate and manage the Company at all levels.

     In general, all U.S. based employees receive a base salary, participate in a Company supported retirement savings plan and are provided with medical and other welfare benefit coverages. Most U.S. employees also participate in a Company funded pension plan. Employees outside of the United States are similarly covered by comprehensive compensation and benefit programs.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Named Executive Officers of the Company. Pursuant to an employment agreement which was entered into on September 26, 1988, Joseph
P. Keithley is required to be compensated at the rate of at least $120,000 per year initially for a five-year period which ended September 26, 1993 and is automatically renewable for one-year periods thereafter. Pursuant to employment agreements which were entered into on December 10, 1986, Mr. Hamm and Mr. Rebner are required to be compensated at the rate of at least $155,733 and $105,700 per year, respectively. Mr. Hamm's and Mr. Rebner's agreements initially covered a three-year period, and are automatically renewable for one-year periods thereafter. Mr. Hamm's compensation is paid in Deutsche Marks; the dollar amount shown above is based on an average exchange rate for Deutsche Marks during fiscal 1996.

     Employment Agreement for Joseph F. Keithley. The Company entered into an employment agreement on September 26, 1988, with Joseph F. Keithley. Under the terms of the agreement, Joseph F. Keithley will be compensated at the rate of not less than $5,000 per month until he elects to voluntarily retire from active employment by the Company. Upon Mr. Keithley's voluntary retirement, he will be compensated at a consulting rate of not less than $5,000 per month. The Company will continue to provide group life, hospitalization, pension plans and other benefit plans throughout the term of the agreement. Under the provisions of Mr. Keithley's employment agreement, he is not eligible to participate in the Company's other compensation plans. The Company may terminate the employment agreement for Reasonable Cause (as defined in the employment agreement) relating to any failure by Mr. Keithley to perform his obligations thereunder. The duties of the Company and Mr. Keithley will terminate upon his death or upon such a termination for Reasonable Cause.

EMPLOYEE BENEFIT PLANS

     Retirement Plans. The Company's United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee's service. Generally, an employee's pension credits will be equal to the sum of (i) .9% of the employee's high five-year average annual compensation, not in excess of the employee's Social Security "covered compensation" (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) as of September 30, 1991, plus 1.5% of such average annual compensation in excess of "covered compensation," with such sum multiplied by the employee's years of credited service (up to 30 years) through September 30, 1991; plus (ii) 1.2% of the employee's annual compensation for each plan year beginning on or after October 1, 1991. The employee's annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he has earned. If the individuals listed in the compensation table (except for Mr. Hamm) were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 1996, their annual retirement benefits would be as follows: Joseph P. Keithley, $76,879; Mr. Hume, $41,569, Mr. Rosica, $16,686 and Mr. Rebner, $55,071.

     MR. HAMM IS NOT COVERED BY THE COMPANY'S UNITED STATES PENSION PLAN BUT IS COVERED BY A PENSION PLAN HELD BY THE COMPANY'S GERMAN SUBSIDIARY. THE PENSION OBLIGATIONS UNDER THIS PLAN ARE FULLY COVERED BY A REINSURANCE AGREEMENT BETWEEN THE COMPANY'S GERMAN SUBSIDIARY AND A LIFE INSURANCE COMPANY. IF MR. HAMM WERE TO CONTINUE TO BE AN EMPLOYEE UNTIL HE ATTAINED AGE 65, HIS ANNUAL RETIREMENT BENEFIT WOULD BE $99,706 IF CALCULATED AT THE RATE OF COMPENSATION HE RECEIVED DURING FISCAL YEAR 1996. MR. HAMM'S PENSION BENEFIT WILL BE PAID IN DEUTSCHE MARKS; THE DOLLAR AMOUNT SHOWN ABOVE IS BASED ON AN AVERAGE EXCHANGE RATE OF DEUTSCHE MARKS DURING FISCAL 1996.

     As of January 27, 1989, the Company agreed to provide Mr. Hume with a supplemental retirement plan (SERP). The purpose of the plan is to provide certain retirement, death and disability benefits to Mr. Hume commensurate with benefits offered by other companies. The supplemental retirement plan provides Mr. Hume a retirement benefit equal in amount to 60% of his Final Average Earnings (defined as the three highest consecutive years of compensation falling within ten years of his date of termination), commencing at age 65 and payable in the same form as his retirement benefit under the Company's pension plan. The retirement benefits payable to Mr. Hume under this plan are to be reduced by the total of benefits received from all other retirement plans of the Company as well as benefits provided by the Social Security Act. The plan also provides for the payment of disability benefits in lieu of payment of retirement benefits upon the earlier of (i) the first day of the first month following his attainment of age 65 or (ii) the date his benefits begin under the Company's pension plan. In the event Mr. Hume shall die after his normal retirement date but before his benefits begin under the supplemental plan, his spouse, if then living, will be entitled to an annual survivor's benefit generally equal in amount to 50% of the annual retirement benefit which would have been payable jointly to Mr. Hume and his spouse.

     Keithley Retirement Savings Trust and Plan. Effective January 1, 1988, the Company implemented the Keithley Instruments, Inc. Retirement Savings Trust and Plan (the "Plan"). The Plan permits all eligible employees of the Company and its subsidiaries who elect to participate in the Plan to make payroll deductions for contribution by the Company or subsidiary to the Plan. Payroll deductions cannot be less than 1% or more than 15% of a participant's total compensation (excluding certain fringe benefits and some types of incentive compensation) for the Plan year. The Plan qualifies under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986.

     The Plan provides for matching contributions at the Company's discretion which will not exceed 6% of a participant's compensation during the Plan year. All contributions under the Plan are directed to the appropriate fund by Hampton Pension Services, the Account Administrator under the Plan. The investment options available during fiscal 1996 included (i) a money market fund invested in U.S. Treasury notes, bills and other direct obligations of the United States Treasury, (ii) a pooled fixed income account invested primarily in insurance companies and other investment contracts, and (iii) ten equity mutual funds:
Fidelity Puritan Fund, Aim Charter Fund, Fidelity Magellan Fund, Twentieth Century Select Investors, Twentieth Century Growth Investors, Vanguard Index Extended Market, T. Rowe Price New Horizons Fund, Pioneer Capital Growth Fund,
T. Rowe Price Science and Technology Fund and Scudder Global Fund. Each participant designates the fund or funds in which his contributions, as well as the Company's matching contributions, shall be invested. Participant's contributions are fully vested at all times. A participant's interest in the Company's contributions is fully vested after three years of eligible service with the Company.

     1996 Annual Senior Manager Extra Compensation Plan. This plan provides additional compensation to executive officers based on consolidated corporate and, in some instances, divisional performance for the fiscal year ended September 30, 1996. Individual objectives also may be established. Extra compensation for the group of senior managers, including the executive officers of the Company, may not exceed 100% of each senior manager's October 1, 1995, base salary unless approved by the Company's Board of Directors. The additional compensation is based upon earnings before taxes and return on assets before any deduction for senior manager extra compensation.

     1984 Stock Option Plan. The 1984 Stock Option Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to key employees. The primary features of the plan are summarized below.

     The 1984 Stock Option Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options are granted for terms of up to ten years. The option price of an incentive stock option equals the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid in an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1984 Stock Option Plan expired by its terms on February 11, 1994. All options outstanding at the time of termination of this plan continue in full force and effect in accordance with and subject to their terms.

     1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to key employees. The primary features of the plan are summarized below.

     The 1992 Stock Incentive Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options are granted for terms of up to ten years. The option price of an incentive stock option is not less than 100% of the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid in an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1992 Stock Incentive Plan will expire by its terms on February 8, 2002. All options outstanding at the time of termination of this plan shall continue in full force and effect in accordance with and subject to their terms.

     1992 Directors' Stock Option Plan. The 1992 Directors' Stock Option Plan (the "Directors' Plan") is intended to enable the Company to attract, retain and reward nonemployee Directors of the Company and strengthen the mutuality of interest between such Directors and the Company's shareholders. So long as the Directors' Plan remains in effect and Common Shares remain available for grants thereunder, each individual who qualifies as a nonemployee Director at the close of any annual meeting of the shareholders of the Company shall automatically be granted an option to purchase 600 Common Shares. The option price for each Common Share purchasable under an option is the fair market value of a Common Share on the date such option is granted. The Directors' Plan will expire by its terms on December 7, 2002. All options outstanding at the time of termination of the Directors' Plan shall continue in full force and effect in accordance with and subject to their terms.

     1993 Employee Stock Purchase Plan. The 1993 Employee Stock Purchase Plan offers eligible employees of the Company the opportunity to acquire Common Shares at a discount and without incurring any material acquisition costs. Eligible employees can only participate in the Plan on a year-to-year basis, must enroll prior to the commencement of each Plan year and must authorize monthly payroll deductions. The purchase price of the Common Shares is 85 percent of the lower of the market price at the beginning or ending of the Plan year, which is on a calendar basis. Generally, all employees of the Company and of its United States subsidiaries are eligible to participate in the Plan; however, temporary employees, employees who are customarily employed for less than five months in any calendar year, and employees who directly or indirectly own more than a 5% interest in the Company are not eligible to participate.

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four other named Executive Officers of the Company as of September 30, 1996, during the fiscal years ended September 30, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                             ANNUAL COMPENSATION           STOCK         ALL OTHER
                                           ------------------------       OPTIONS         COMPEN-
   NAME AND PRINCIPAL POSITION    YEAR     SALARY ($)     BONUS ($)          #           SATION(1)($)
--------------------------------  ----     ----------     ---------     ------------     ---------
Joseph P. Keithley                1996       259,375             0         75,000           4,863
  Chairman of the Board,          1995       240,545       265,225         32,000           2,033
  President and Chief             1994       203,991        42,725         56,000           2,208
  Executive Officer
Frederick R. Hume                 1996       217,375       100,883         18,000           4,843
  Senior Vice President           1995       206,000       167,500         24,000           2,125
  Strategic Planning and          1994       192,720        69,459         29,000           2,175
  Technology
Hermann Hamm (2)                  1996       245,958        34,942         10,000              --
  Vice President                  1995       243,051       167,355         10,000              --
  European Operations             1994       209,280        76,066         22,000              --
Gabriel A. Rosica (3)             1996       131,384        50,000         50,000          51,971
  Senior Vice President           1995            --            --             --              --
                                  1994            --            --             --              --
Ronald M. Rebner                  1996       167,900             0         20,000           5,296
  Vice President and              1995       160,044       140,000         12,000           2,129
  Chief Financial Officer         1994       148,705        20,000         21,000           2,185

---------------

(1) Consists of matching contributions under the Company's Retirement Savings Trust and Plan which is intended to quality under Section 1.401-1(b)(3) of the income tax regulations. Also, see (3) below for Mr. Rosica.

(2) Mr. Hamm's compensation is paid in Deutsche Marks and Swiss Francs. The amounts shown above are based on average exchange rates during the periods shown.

(3) Mr. Rosica became an employee of the company in February 1996. Prior to this time he was a Director. The salary column includes Mr. Rosica's earnings since becoming an employee and excludes Director's fees. Stock option awards include only those which were granted to Mr. Rosica as an employee. The other annual compensation column includes a $50,000 signing bonus which MR. ROSICA HAS ELECTED TO DEFER PAYMENT OF UNTIL HIS RETIREMENT.

                          OPTION GRANTS IN FISCAL 1996

                             INDIVIDUAL GRANTS
---------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                    % OF TOTAL                                    VALUE AT ASSUMED
                                      OPTIONS                                   ANNUAL RATES OF STOCK
                                    GRANTED TO      EXERCISE                     PRICE APPRECIATION
                        OPTIONS      EMPLOYEES      OR BASE                        FOR OPTION TERM
                        GRANTED      IN FISCAL       PRICE       EXPIRATION     ---------------------
        NAME              (#)          YEAR          ($/SH)         DATE        5% ($)       10% ($)
--------------------    -------     -----------     --------     ----------     -------     ---------
Joseph P.
  Keithley..........     7,000           1.9%       15.6875        12/9/05       69,060       175,013
                        68,000          18.6%        9.2500         9/7/06      395,575     1,002,464
Frederick R. Hume...    18,000           5.1%        9.2500         9/7/06      104,711       265,358
Hermann Hamm........    10,000           2.7%        9.2500         9/7/06       58,173       147,421
Gabriel A. Rosica...    25,000           6.8%       15.5000        2/15/06      243,697       617,575
                        25,000           6.8%        9.2500         9/7/06      145,432       368,553
Ronald M. Rebner....    20,000           5.5%        9.2500         9/7/06      116,346       294,842

                 AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND
                        SEPTEMBER 30, 1996 OPTION VALUES

                            EXERCISED IN FISCAL                                  VALUE OF UNEXERCISED
                                   1996                   NUMBER OF                  IN-THE-MONEY
                           ---------------------    UNEXERCISED OPTIONS AT            OPTIONS AT
                             SHARES                   SEPTEMBER 30, 1996          SEPTEMBER 30, 1996
                            ACQUIRED     VALUE               (#)                         ($)
                           ON EXERCISE  REALIZED  --------------------------  --------------------------
           NAME                (#)        ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------- -----------  --------  -----------  -------------  -----------  -------------
Joseph P. Keithley(1).....     4,738     49,541      47,611       138,793       168,493       113,365
Frederick R. Hume.........        --         --      56,539        58,553       174,481        67,077
Hermann Hamm..............    49,238    449,931      10,901        33,043        44,328        52,664
Gabriel A. Rosica.........        --         --       1,200        50,000         4,538            --
Ronald M. Rebner..........        --         --      35,970        44,072       126,503        48,868

---------------

(1) Subsequent to September 30, 1996, the Board of Directors canceled all of Joseph P. Keithley's Incentive Stock Options and regranted them as Non-qualified Stock Options. The original option prices remain the same; however, the terms of the options have been extended from the original 5 years to 10 years. The aggregate number of options canceled and regranted was 52,611 with prices ranging from $5.2250 to $5.5688. Currently, Mr. Keithley has no options that are exercisable.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

     The Company's Board of Directors has delegated to the Compensation and Human Resources Committee (the "Committee") the responsibility of evaluating and recommending for formal board approval the amounts of compensation paid to officers. The Committee is composed entirely of outside Directors.

     The guiding philosophy of the Company's executive compensation program is to attract, motivate and retain highly qualified senior managers to direct and profitably increase sales of the Company. Information is gathered to provide guidelines on pay for comparable positions in comparable industries. The pay of the officers is managed to assure that, in general, it falls between the median and the seventy-fifth percentiles of market survey averages. Beyond information that is available to the Company, the consulting firm iQuantic is used by the Committee to analyze the competitiveness of the Company's compensation program.

     The program provides for a salary that is based upon individual performance, an annual bonus that is based upon the attainment of performance goals which if achieved increase shareholder worth, and long-term incentives in the form of stock options. These programs were described earlier on pages 9 and 10 of this Proxy Statement.

     The salary for each executive officer is set based upon data from commercially available salary surveys, such as those of the American Electronics Association, and separate input from iQuantic. The information used is the range of salaries paid to individuals who hold similar positions or have similar responsibilities within companies or divisions of companies of similar size in the electronics industry. The median and the seventy-fifth percentiles as well as the job performance of the individual guide the choice of salary amounts.

     The magnitude of the annual bonus that is paid to each officer is determined as follows. First, the targeted amount of bonus to be paid annually is determined through the use of salary survey information based on a percentage of annual salary. An appropriate mix of divisional and/or corporate financial measures and individual performance measures is then determined and a payout schedule is set based upon percentage attainment of the performance goals. The magnitude of these performance goals is set in participation with the Board to reflect the marketplace conditions and an expectation of continuous improvement. The bonus payment begins at 70% attainment of financial goals and cannot exceed the equivalent of annual salary without special Board approval.

     Prior to 1995, Incentive Stock Options (ISOs) were used to provide long-term incentives to officers and other key employees. The ISOs currently outstanding for all officers have an option price equal to the market price at the time of grant, vest in four years and expire in ten years from the date of grant. Since 1995 Non-qualified Stock Options (NSOs) are used to provide long-term incentives to officers and other key employees. Each year a stock option grant is made for each officer based upon the future growth in earnings per share as estimated by management and agreed to by the Committee. NSOs vest in four years and expire in ten years from the date of grant, and GENERALLY, have an option price equal to the market price at the time of grant.

  Chief Executive Officer Compensation.

     The Compensation and Human Resources Committee determined Mr. Keithley's compensation for fiscal 1996 based upon a number of criteria. The major facts that influenced the Committee's decisions were the median pay levels for CEOs in electronics firms of similar size, the performance of the Company in sales growth and level of profits, his ability to create transformation and the general state of the electronic test and measurement industry.

     Mr. Keithley's salary for 1996 was increased by 5%. This increase leaves Mr. Keithley's base salary lower than the median paid to others in comparable positions in the electronics industry.

Compensation and Human Resources Committee
James T. Bartlett, Chairman
Dr. Arden L. Bement, Jr.
James B. Griswold
R. Elton White

                           COMPANY STOCK PERFORMANCE

     The following performance graph compares the five year cumulative return from investing $100 on September 30, 1991 in each of the Company's Common Shares, the Standard & Poor's 500 Index and the Standard & Poor's High Technology Composite Index, with dividends assumed to be reinvested when received.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG KEITHLEY INSTRUMENTS, INC., THE S & P 500 INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

        MEASUREMENT PERIOD           KEITHLEY INSTRU-                        S & P TECHNOLOGY
      (FISCAL YEAR COVERED)             MENTS, INC.          S & P 500            SECTOR
9/91                                      100                 100                 100
9/92                                       75                 111                 102
9/93                                       85                 125                 123
9/94                                       89                 143                 130
9/95                                      264                 226                 169
9/96                                      159                 277                 203

* $100 INVESTED ON 09/30/91 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDED SEPTEMBER 30.

       PROPOSAL TO APPROVE AN AMENDMENT TO THE KEITHLEY INSTRUMENTS, INC.
          1993 EMPLOYEE STOCK PURCHASE AND DIVIDEND REINVESTMENT PLAN
                INCREASING THE NUMBER OF COMMON SHARES AVAILABLE
              FOR PURCHASE UNDER THE PLAN FROM 250,000 TO 750,000

     On December 7, 1996, the Company's Board of Directors (the "Board") approved an amendment (the "Amendment") to the 1993 Employee Stock Purchase and Dividend Reinvestment Plan (the "Plan"), to increase the aggregate number of shares available under the Plan from 250,000 to 750,000. The Board has designated that this Amendment be submitted to the Company's shareholders for approval.

GENERAL INFORMATION

     On December 4, 1993, the Board approved the 1993 Employee Stock Purchase Plan. The Plan was approved by the Company's shareholders on February 5, 1994. The Plan offers eligible employees of the Company and of the Company's United States subsidiaries, the opportunity to acquire Common Shares at a discount and without incurring any material acquisition costs.

     A total of 250,000 Common Shares (which amount will be increased to 750,000 Common Shares if this Proposal is approved by the Company's shareholders) are available for purchase by participating employees under the terms of the Plan. The number of shares available under the Plan was increased to 250,000 from the original amount, 125,000, as a result of a stock split which occurred in December, 1995. The Common Shares may be authorized but unissued shares, treasury shares, or shares purchased under the Plan in the open market. When all Common Shares offered for purchase under the Plan are fully subscribed, the Plan will either be continued by increasing the number of Common Shares available under the Plan or be terminated. All purchases and sales of Common Shares are handled by First Chicago Trust Company of New York ("First Chicago"), as agent for the Company and for participating employees.

     The Plan is intended to meet the requirements set forth in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") relating to employee stock purchase plans, so that employees participating in the Plan can defer having to include in their personal gross incomes the value of the discount at which Common Shares are being sold to them under the Plan. However, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

ELIGIBLE EMPLOYEES

     In general, all employees of the Company, and all employees of the Company's subsidiaries, are eligible to participate in the Plan. However, employees in the following categories generally will not be eligible to participate, so long as they remain in one or more of those categories: (1) temporary Company employees; (2) Company employees customarily employed for less than five months in any calendar year; (3) employees who directly or indirectly own more than a 5% interest in the Company or in a subsidiary of the Company; and (4) employees with rights to purchase Common Shares under the Plan with an aggregate fair market value of more than $25,000 (determined as of the date the right to purchase such Common Shares is first exercisable).

PARTICIPATION IN THE PLAN

     Participating employees are able to acquire Common Shares at a discount. Because Common Shares can be purchased under the Plan only once each year following the close of the plan year (which commences each January 1 and ends the following December 31), eligible employees can participate in the Plan only on a year-to-year basis.

     To participate in the Plan for a given plan year, eligible employees must enroll prior to the commencement of that plan year. An employee enrolls in the Plan by signing a subscription agreement which applies to the entire plan year.

     The minimum monthly withholding allowed is $20.00. The maximum monthly withholding allowed is 25% of the participating employee's base pay for the month. The total withholding allowed for any participating employee per plan year is $21,250.

     Common Shares acquired through the subscription process are purchased by First Chicago on a yearly basis. The actual purchase of Common Shares takes place as of the close of the plan year during which amounts were withheld from participating employees. Only those Common Shares purchased by First Chicago and directly attributable to funds withheld from participating employees under a subscription agreement can be purchased, or offered for purchase, at a discount. Common Shares purchased with dividends received on Common Shares held under the Plan can be purchased, and are only being offered for purchase, at fair market value.

     The subscription price for each Common Share being purchased, and offered for purchase, on a discounted basis is equal to the lesser of (a) 85% of the fair market value of a Common Share on the last trading day before the first day of the subscription period in question; or (b) 85% of the fair market value of a Common Share on the last trading day of that same subscription period.

     The fair market value of a Common Share is determined using the last reported sale price on the New York Stock Exchange Composite Tape (or any other stock exchange or trading system on which Common Shares are listed on the trading day in question) or if there is no reported sale on that day, on the trading day immediately preceding.

     All cash dividends and other distributions received by First Chicago on Common Shares held by it under the Plan are credited to the accounts of individual employees. As soon as practical after First Chicago receives cash dividends, those dividends are applied to the purchase of additional Common Shares, either in the open market or from the Company but in any event at prevailing market prices (without any adjustment or 15% discount). First Chicago is entitled to deduct from such amounts any bank service fees, brokerage charges, or transfer taxes incurred by First Chicago to purchase (or resulting from the purchase of) such Common Shares, to the extent such fees, charges and taxes are not otherwise paid by the Company.

ADMINISTRATION OF THE PLAN

     A committee composed of at least two employees of the Company administers the Plan. The committee members, all of whom are appointed by the Company President, control all administrative matters not delegated to First Chicago, such as (1) interpreting the Plan; (2) making eligibility determinations; (3) identifying those eligible employees whose participation rights are limited under the Plan; and (4) forwarding enrollment, withholding, withdrawal, suspension and revocation, and similar information, and elections and directions, to First Chicago. Committee decisions and interpretations, when made, are final, binding and conclusive on all persons unless specifically overruled by the Board of Directors. Interpretations and decisions made by the Board of Directors, or by a committee thereof, are final, binding and conclusive.

PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board of Directors can amend, modify or terminate the Plan at any time without notice. However, shareholder approval is also required for certain amendments to the Plan.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of a majority of the outstanding shares is required for the approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                APPROVAL OF SELECTION OF INDEPENDENT ACCOUNTANTS

     Although the Code of Regulations of the Company does not require the submission of the selection of independent accountants to the shareholders for approval, the Board of Directors considers it desirable that its appointment of independent accountants be approved by the shareholders. The firm of Price Waterhouse LLP, an international firm of public accountants, has audited the annual financial statements of the Company since 1958. At the Annual Meeting, the Board of Directors will ask the shareholders to approve the selection of this firm as independent accountants for the Company for the fiscal year ending September 30, 1997.

     A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     Reports will be laid before the meeting, including a letter from the Chairman of the Board, Chief Executive Officer and the President which accompanies the financial statements of the Company, and the report of independent accountants. The Board of Directors does not contemplate and does not intend to present for consideration the taking of action by shareholders with respect to any reports to be laid before the meeting or with respect to the minutes of the Annual Meeting held on February 10, 1996, which will be read at the meeting on February 15, 1997, unless a motion to dispense with a reading is adopted.

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 1998 must be received by the Company's Chairman and Chief Executive Officer at its principal executive offices not later than August 28, 1997, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares and/or Class B Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should be submitted.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

                                Ronald M. Rebner
                   Vice President and Chief Financial Officer
                           Keithley Instruments, Inc.
                               28775 Aurora Road
                               Solon, Ohio 44139

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                            By Order of the Board of Directors,

                                            /s/ JAMES B. GRISWOLD

                                            JAMES B. GRISWOLD
                                            Secretary
December 26, 1996


                             KEITHLEY INSTRUMENTS, INC.
 P
 R                                  COMMON SHARES
 O
 X               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 Y              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SATURDAY, FEBRUARY 15, 1997

         The undersigned hereby appoints JOSEPH P. KEITHLEY and RONALD M.
         REBNER and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 15, 1997, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

         ELECTION OF DIRECTORS, Nominees:

         Joseph P. Keithley; Joseph F. Keithley; Ronald M. Rebner*;
         Brian R. Bachman; James T. Bartlett*; Dr. Arden L. Bement, Jr.;
         James B. Griswold; Leon J. Hendrix, Jr.*; and R. Elton White

         *Elected by holders of Common Shares only.



    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE
    BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH
    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.
    THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND
    RETURN THIS CARD.

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *



                                   MAP HERE


[X]   PLEASE MARK YOUR                                                                                                       9625
      VOTES AS IN THIS
      EXAMPLE.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.

                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.



                                 FOR              WITHHELD                                         FOR    AGAINST   ABSTAIN

Item 1. Election of Directors   [  ]                [  ]       Item 2. Proposal to fix the         [  ]     [  ]      [  ]
        (see reverse)                                                  number of Directors
                                                                       of the Company at ten.

                                                               Item 3. Proposal to amend the       [  ]     [  ]      [  ]
                                                                       Keithley Instruments, Inc.
                                                                       1993 Employee Stock
                                                                       Purchase and Dividend
                                                                       Reinvestment Plan.

                                                               Item 4. Proposal to approve the     [  ]     [  ]      [  ]
                                                                       Board of Directors' selec-
                                                                       tion of Price Waterhouse
                                                                       LLP as independent
                                                                       accountants of the
                                                                       Company.


                                                               The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.
                                                               NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors,
                                                               administrators, trustees or in similar capacities should so indicate.

                                                               -----------------------------------------------------------

                                                               -----------------------------------------------------------
                                                               SIGNATURE(S)                                DATE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE

----------------------------------------------------------------------------------------------------------------------------------
                                                     * FOLD AND DETACH HERE *


                                                          [KEITHLEY LOGO]


                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                         FEBRUARY 15, 1997
                                                            12:00 NOON
                                                    KEITHLEY INSTRUMENTS, INC.
                                                      SEMICONDUCTOR DIVISION
                                                       30500 BAINBRIDGE ROAD
                                                            SOLON, OHIO

  P                          KEITHLEY INSTRUMENTS, INC.
  R
  O                             CLASS B COMMON SHARES
  X
  Y              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SATURDAY, FEBRUARY 15, 1997

         The undersigned hereby appoints JOSEPH P. KEITHLEY and RONALD M.
         REBNER and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Class B Common
         Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 15, 1997, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

         ELECTION OF DIRECTORS, Nominees:

         Joseph P. Keithley; Joseph F. Keithley; Brian R. Bachman;
         Dr. Arden L. Bement, Jr.; James B. Griswold; and R. Elton White


    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE
    BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH
    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.
    THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND
    RETURN THIS CARD.

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *




                                   MAP HERE



[X]   PLEASE MARK YOUR                                                                                                       9658
      VOTES AS IN THIS
      EXAMPLE.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.

                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.



                                 FOR              WITHHELD                                         FOR    AGAINST   ABSTAIN

Item 1. Election of Directors   [  ]                [  ]       Item 2. Proposal to fix the         [  ]     [  ]      [  ]
        (see reverse)                                                  number of Directors
                                                                       of the Company at ten.

                                                               Item 3. Proposal to amend the       [  ]     [  ]      [  ]
                                                                       Keithley Instruments, Inc.
                                                                       1993 Employee Stock
                                                                       Purchase and Dividend
                                                                       Reinvestment Plan.

                                                               Item 4. Proposal to approve the     [  ]     [  ]      [  ]
                                                                       Board of Directors' selec-
                                                                       tion of Price Waterhouse
                                                                       LLP as independent
                                                                       accountants of the
                                                                       Company.


                                                               The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.
                                                               NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors,
                                                               administrators, trustees or in similar capacities should so indicate.

                                                               -----------------------------------------------------------

                                                               -----------------------------------------------------------
                                                               SIGNATURE(S)                                DATE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE

----------------------------------------------------------------------------------------------------------------------------------
                                                     * FOLD AND DETACH HERE *


                                                          [KEITHLEY LOGO]


                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                         FEBRUARY 15, 1997
                                                            12:00 NOON
                                                    KEITHLEY INSTRUMENTS, INC.
                                                      SEMICONDUCTOR DIVISION
                                                       30500 BAINBRIDGE ROAD
                                                            SOLON, OHIO